UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 E. Michigan St.

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765- 5384

Registrant’s telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2011

Item 1. Reports to Stockholders.

Annual Report

Cookson Peirce Core Equity Fund

(Symbol: CPEQX)

May 31, 2011

Investment Advisor

Cookson, Peirce & Co., Inc.

555 Grant Street

Suite 380

Pittsburgh, Pennsylvania 15219

Phone: 1-866-412-CORE (2673)

Cookson Peirce Core Equity Fund

Annual Report

Dear Shareholder:

Cookson, Peirce and Co., Inc. is pleased to provide you with our annual report for the Cookson Peirce Core Equity Fund. The recent run of strong absolute and relative performance by the fund continued over the past year. For the twelve months ended May 31, 2011, the fund returned 27.84%, while the benchmark index, the S&P 500, tallied a 25.95% return. Both the fund and the broader market have rallied significantly over the course of the past year, but the advance may not be complete as economies across the globe have improved significantly which may allow the rising trend to continue.

The market of the past year was defined by two distinct phases. The initial phase lasted for three months and featured a sideways moving market with a slightly negative bias, while the second leg was an unadulterated bull advance marked by eight straight monthly gains by the index. The shift occurred swiftly, prompted by the Federal Reserve’s announcement of accommodative monetary policy, but was perpetuated by consistently improving economic data. The fund was able to adroitly navigate both environments through tactically nimble portfolio strategies and a focus on current market trends. This highly adaptive approach to portfolio construction is a valued quality of the fund and, we believe, may increase the likelihood of producing risk-adjusted outperformance.

Over the past twelve months, Estee Lauder Companies Inc. and Wynn Resorts, Limited were the most significant contributors to the fund’s performance, while Intuitive Surgical, Inc. was the worst performing name in the portfolio. Estee Lauder, the well-known manufacturer and distributor of premium cosmetics, and Wynn Resorts, a developer and operator of casino resorts, both rallied due to impressive revenue growth and margin expansion. Intuitive Surgical, a manufacturer of robotic surgical devices, dropped as concerns mounted that a slowing economic recovery would depress spending on nonessential medical devices. The fund was also able to add to its relative results by being significantly underweight in the poorly performing Finance sector, yet overweight in the outperforming Real Estate portion of the sector. This investment strategy has been in place for more than a year and could be poised to remain additive to results.

While the recent economic news has been less encouraging, we remain positive in our outlook and see many similarities between the current economic environment and that of last year. Sovereign debt woes, stubbornly high unemployment and frustratingly slow economic expansion continue to worry investors, but the magnitude of each of these problems seems less severe than last year. Several unique issues have also arisen this year: political uprisings in the Middle East and Northern Africa, a calamitous earthquake in Japan and substantial devastation from tornados and flooding the US heartland, though the impact of each of these factors seems contained. Even with this backdrop, corporate earnings estimates have risen persistently, payrolls are belatedly expanding and leading economic indicators continue to point towards economic expansion. While cognizant of the myriad of factors that may derail the recovery, we remain optimistic that we are in the early stages of the most recent market rally and are actively monitoring key economic variables to determine that our hypothesis remains confirmed. We appreciate your continued investment in the Cookson Peirce Core Equity Fund and look forward to a continued rewarding relationship.

Sincerely,

Bruce W. Miller, CFA

Chief Investment Officer

Cory S. Krebs, CFA

Portfolio Manager, Vice President

Daniel S. Henderson, ChFC

President

Past performance does not guarantee future results.

Opinions expressed above are those of Cookson, Peirce & Co., Inc. and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus. Please read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.

Investment performance reflects fee waivers. In absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments contained in this report.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

COOKSON PEIRCE CORE EQUITY FUND

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/10 – 5/31/11).

Actual	Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within sixty days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs

COOKSON PEIRCE CORE EQUITY FUND

of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/10	Ending Account Value 5/31/11	Expenses Paid During Period 12/1/10 – 5/31/11*
Actual	$1,000.00	$1,130.00	$7.97

Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54
*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

COOKSON PEIRCE CORE EQUITY FUND

Investment Highlights

(Unaudited)

The investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies. The Fund is managed using an approach that imposes no limits or restrictions on the market capitalization of its investments. The Fund's investment strategy focuses on individual stock selection taking into consideration the stock's industry group. Using quantitative measures established by the Advisor, the Fund seeks to purchase equities which have stronger relative performance than other equities. The Fund's sector breakdown as of May 31, 2011 is shown below.

Continued

COOKSON PEIRCE CORE EQUITY FUND

Investment Highlights (continued)

(Unaudited)

Average Annual Total Returns as of May 31, 2011

	Cookson Peirce Core Equity Fund	S&P 500 Index
One Year	27.84%	25.95%

Three Year	(4.73)%	0.91%

Five Year	3.36%	3.32%

Since Inception (8/3/05)	5.51%	3.48%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-412-CORE (2673). The Fund imposes a 1.00% redemption fee on shares redeemed within 60 days of purchase. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The chart does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. One cannot invest directly in an index.

Continued

COOKSON PEIRCE CORE EQUITY FUND

Investment Highlights (continued)

(Unaudited)

*	Inception Date

COOKSON PEIRCE CORE EQUITY FUND

Schedule of Investments

May 31, 2011

	Shares	Value
COMMON STOCKS - 91.10%

Amusement, Gambling, and Recreation Industries - 5.52%
Wynn Resorts Ltd.	9,000	$1,318,680

Building Material and Garden Equipment and Supplies Dealers - 4.44%
Fastenal Co.	32,000	1,061,760

Chemical Manufacturing - 7.41%
EI du Pont de Nemours & Co.	23,230	1,238,159
Gen-Probe Inc.(a)	6,510	532,453

		1,770,612

Computer and Electronic Product Manufacturing - 10.60%
ADTRAN, Inc.	22,000	942,920
Fairchild Semiconductor International Inc.(a)	49,530	893,521
Texas Instruments, Inc.	19,780	698,234

		2,534,675

Data Processing, Hosting and Related Services - 6.77%
Automatic Data Processing Inc.	13,420	739,576
Rackspace Hosting, Inc.(a)	20,000	880,000

		1,619,576

Food Manufacturing - 9.21%
Hain Celestial Group, Inc.(a)	30,000	1,072,800
Hershey Co.	20,250	1,128,533

		2,201,333

Furniture and Home Furnishings Stores - 6.38%
Williams Sonoma, Inc.	38,950	1,524,893

Health and Personal Care Stores - 4.30%
McKesson Corp.	12,000	1,027,320

Machinery Manufacturing - 3.79%
Ingersoll-Rand PLC	18,150	905,685

Mining (except Oil and Gas) - 3.79%
Massey Energy Co.	13,710	904,860

Miscellaneous Manufacturing - 7.94%
Estee Lauder Companies, Inc.	11,000	1,127,609
MAKO Surgical Corp.(a)	23,450	771,974

		1,899,583

Other Information Services - 5.85%
Baidu, Inc. - ADR(a)	10,300	1,397,813

Petroleum and Coal Products Manufacturing - 1.84%
Chevron Corp.	4,200	440,622

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Schedule of Investments (continued)

May 31, 2011

	Shares	Value
Pipeline Transportation - 2.56%
Transcanada Corp.	13,660	$612,378

Transportation Equipment Manufacturing - 3.60%
Trinity Industries Inc.	25,000	859,750

Truck Transportation - 3.97%
JB Hunt Transport Services, Inc.	20,710	949,553

Utilities - 3.13%
Southern Co.	18,640	747,091

TOTAL COMMON STOCKS (Cost $17,442,501)		21,776,184

REAL ESTATE INVESTMENT TRUSTS - 8.44%
Public Storage	9,700	1,147,898
UDR, Inc.	33,380	869,883

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,646,711)		2,017,781

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 0.64%
Money Market Funds - 0.64%
AIM STIT - Liquid Assets Portfolio	$153,852	$153,852

TOTAL SHORT-TERM INVESTMENTS (Cost $153,852)		153,852

Total Investments (Cost $19,243,064) - 100.18%		23,947,817
Liabilities in Excess of Other Assets - (0.18)%		(43,155)

TOTAL NET ASSETS - 100.00%		$23,904,662

ADR American Depository Receipt

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Statement of Assets and Liabilities

May 31, 2011
ASSETS
Investments, at value (cost $19,243,064)	$23,947,817
Dividends and interest receivable	28,609
Receivable for Fund shares sold	150
Other assets	11,928

TOTAL ASSETS	23,988,504

LIABILITIES
Payable to Advisor	14,958
Payable to affiliates	27,678
Accrued expenses and other liabilities	41,206

TOTAL LIABILITIES	83,842

NET ASSETS	$23,904,662

Net Assets Consist Of:
Paid-in capital	$20,722,304
Accumulated net investment income	34,825
Accumulated net realized loss	(1,557,220)
Net unrealized appreciation on investments	4,704,753

Net Assets	$23,904,662

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	1,821,616

Net asset value, redemption price and offering price per share(1)	$13.12

(1)	If applicable, redemption price per share may be reduced by a 1.00% redemption fee for shares redeemed within sixty days of purchase.

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Statement of Operations

For the Year Ended May 31, 2011
Investment Income
Dividend income(1)	$399,014
Interest income	329

Total Investment Income	399,343

Expenses
Advisory fees	217,294
Administration fees	38,923
Transfer agent fees and expenses	32,917
Fund accounting fees	29,120
Audit and tax fees	25,790
Federal and state registration fees	18,759
Legal fees	12,864
Reports to shareholders	10,145
Custody fees	7,138
Chief Compliance Officer fees and expenses	5,927
Trustees’ fees and related expenses	4,637
Other expenses	5,816

Total Expenses	409,330
Less waivers and reimbursement by Advisor (Note 4)	(83,389)

Net Expenses	325,941

Net Investment Income	73,402

Realized and Unrealized Gain on Investments
Net realized gain (loss) from investments	3,999,987
Change in net unrealized appreciation (depreciation) from investments	1,285,704

Net Realized and Unrealized Gain on Investments	5,285,691

Net Increase in Net Assets From Operations	$5,359,093

(1)	Net of $206 in issuance fees.

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Statements of Changes in Net Assets

	Year Ended May 31, 2011	Year Ended May 31, 2010
From Operations
Net investment income (loss)	$73,402	$(114,566)
Net realized gain from investments	3,999,987	2,560,685
Net change in unrealized appreciation from investments	1,285,704	1,822,958

Net increase in net assets from operations	5,359,093	4,269,077
From Distributions
Net investment income	(38,751)	—

Net decrease in net assets resulting from distributions paid	(38,751)	—

From Capital Share Transactions
Proceeds from shares sold	2,989,384	6,127,380
Net asset value of shares issued to distributions declared	38,270	—
Costs for shares redeemed*	(4,119,311)	(4,388,065)

Net increase (decrease) in net assets from capital share transactions	(1,091,657)	1,739,315

Total Increase in Net Assets	4,228,686	6,008,392

Net Assets:
Beginning of period	19,675,976	13,667,584

End of period	$23,904,662	$19,675,976

Accumulated Net Investment Income	$34,825	$—

*Net of Redemption fees of	$55	$510

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Financial Highlights
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended May 31, 2011	Year Ended May 31, 2010	Year Ended May 31, 2009	Year Ended May 31, 2008	Year Ended May 31, 2007
Net Asset Value, Beginning of Period	$10.28	$7.85	$15.20	$13.38	$11.59

Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.06)	(0.06)	(0.12)	(0.07)
Net realized and unrealized gain (loss) on investments	2.82	2.49	(7.29)	2.53	1.86

Total from investment operations	2.86	2.43	(7.35)	2.41	1.79

Less distributions paid:
From net investment income	(0.02)	—	—	—	—
From net realized gain on investments	—	—	—	(0.59)	—

Total distributions paid	(0.02)	—	—	(0.59)	—

Paid-in capital from redemption fees (Note 2)	0.00 (1)	0.00 (1)	0.00 (1)	—	0.00	(1)

Net Asset Value, End of Period	$13.12	$10.28	$7.85	$15.20	$13.38

Total Return(3)	27.84%	30.96%	(48.36)%	18.16%	15.44%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$23,905	$19,676	$13,668	$23,170	$14,878
Ratio of expenses to average net assets:
Before waiver and expense reimbursement	1.88%	2.10%	2.04%	2.02%	2.63	%(2)
After waiver and expense reimbursement	1.50%	1.50%	1.50%	1.68%	2.00	%(2)
Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement	(0.05)%	(1.26)%	(1.17)%	(1.38)%	(1.27	)%(3)
After waiver and expense reimbursement	0.34%	(0.66)%	(0.63)%	(1.04)%	(0.64	)%(3)
Portfolio turnover rate	116.20%	117.03%	158.68%	100.36%	114.85%

(1)	Rounds to less than 0.5 cent per share.
(2)

The ratio of expenses to average net assets includes interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding interest expense was 2.63% and 2.00% respectively, for the period ended May 31, 2007.

(3)	The net investment loss ratios include interest expense of $46.

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements

May 31, 2011

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Cookson Peirce Core Equity Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term growth of capital. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund commenced operations on August 3, 2005. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Cookson, Peirce & Co., Inc. (the “Advisor”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”). If the closing bid and prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements, continued

May 31, 2011

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Fund has adopted Statement of Financial Accounting Standard, “Fair Value Measurements” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements requires the Fund to classify its securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of May 31, 2011:

	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stock	$21,776,184	$—	$—	$21,776,184
Real Estate Investment Trusts	2,017,781	—	—	2,017,781

Total Equity	23,793,965	—	—	23,793,965
Short-Term Investments	153,852	—	—	153,852

Total Investments in Securities	$23,947,817	$—	$—	$23,947,817

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements, continued

May 31, 2011

During the year ended May 31, 2011, there were no significant transfers between levels for the Fund. The Fund did not hold any Level 3 securities during the period. The Fund did not hold financial derivative instruments during the periods presented.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from federal income taxes. Therefore, no federal income tax provision has been provided.

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares redeemed within sixty days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. The Fund retained redemption fees of $510 and $55 during the years ended May 31, 2010 and May 31, 2011, respectively.

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements, continued

May 31, 2011

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the year ended May 31, 2011 were as follows:

	Ordinary Income	Long-term Capital Gains
May 31, 2011:	$38,751	$—

As of May 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$19,243,064

Gross tax unrealized appreciation	$4,773,678
Gross tax unrealized depreciation	(68,925)

Net tax unrealized appreciation	$4,704,753

Undistributed ordinary income	$34,825
Undistributed long-term capital gain	—

Total distributable earnings	$34,825

Other accumulated losses	(1,557,220)

Total accumulated gains	$3,182,358

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain	Paid-In Capital
$174	$1	$(175)

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements, continued

May 31, 2011

At May 31, 2011, the Fund had accumulated net realized capital loss carryover of $1,557,220 which will expire on May 31, 2018. The Fund utilized $3,999,988 of capital loss carryovers during the fiscal year. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of May 31, 2011. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2011. At May 31, 2011, the fiscal years 2008 through 2011 remain open to examination in the Fund’s major tax jurisdictions.

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.00%.

The Advisor has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses through September 28, 2011 at the discretion of the Advisor and the Board of Trustees to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.50% (the “Expense Limitation Cap”) of the Fund’s average daily net assets. For the year ended May 31, 2011, expenses of $83,389 incurred by the Fund were waived or reimbursed by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Advisor shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

May 31, 2012	$93,292
May 31, 2013	$104,774
May 31, 2014	$83,389

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements, continued

May 31, 2011

(5)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC (“USBFS”) and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is also an interested person of the Distributor. The Chief Compliance Officer is also an employee of USBFS. For the year ended May 31, 2011, the Fund was allocated $5,927 of the Trust’s Chief Compliance Officer fee.

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended May 31, 2011	Year Ended May 31, 2010
Shares sold	272,270	639,370
Shares issued to holders in reinvestment of distributions	3,145	—
Shares redeemed	(367,094)	(467,839)

Net increase (decrease)	(91,679)	171,531

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended May 31, 2011, were $24,848,254 and $25,985,377, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(8)	New Tax Law

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements, continued

May 31, 2011

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The provisions related to the Modernization Act for qualification testing are effective for the May 31, 2011 taxable year. The effective date for changes in the treatment of capital losses is the May 31, 2012 taxable year.

(9)	New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

1)	the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers; and

2)	for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

Management is currently evaluating the impact ASU No. 2011-04 will have on the Fund’s financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Cookson Peirce Core Equity Fund and the

Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Cookson Peirce Core Equity Fund (the “Fund”), one of the diversified series constituting Trust for Professional Managers, as of May 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

July 29, 2011

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

COOKSON PEIRCE CORE EQUITY FUND

Additional Information

(Unaudited)

Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-866-412-CORE (2673).

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair of Accounting, Marquette University (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	28	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 54	Trustee	Indefinite Term; Since August 22, 2001	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986–Present); Director, Flight Standards & Training (1990–1999).	28	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

COOKSON PEIRCE CORE EQUITY FUND

Additional Information (continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 67	Trustee	Indefinite Term; Since October 23, 2009	Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–Present); Vice President, Secretary, Treasurer and CCO of Granum Series Trust (an open-end investment company) (1997–2007); President, CAO and CCO, Granum Securities, LLC (a broker-dealer) (1997–2007).	28	Independent Trustee, Gottex Multi-Asset Endowment Fund complex (three closed-end investment companies); Independent Trustee, Gottex Multi-Alternatives Fund complex (three closed-end investment companies).

Interested Trustee and Officers
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 49	Chairperson, President and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–Present).	28	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

COOKSON PEIRCE CORE EQUITY FUND

Additional Information (continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Vice President, Treasurer and Principal Accounting Officer	Indefinite Term; Since January 10, 2008 (Vice President); Since September 10, 2008 (Treasurer)	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004–Present); UMB Investment Services Group (2000–2004).	N/A	N/A

Robert M. Slotky 615 E. Michigan St. Milwaukee, WI 53202 Age: 63	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since January 26, 2011	Senior Vice President, U.S. Bancorp Fund Services, LLC (2001–present).	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 31	Secretary	Indefinite Term; Since November 15, 2005	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 37	Assistant Treasurer	Indefinite Term; Since January 10, 2008	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2002–present).	N/A	N/A

(1)

Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-866-412-CORE (2673). A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund toll free, 1-866-412-CORE (2673), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

COOKSON PEIRCE CORE EQUITY FUND

Investment Advisor	Cookson, Peirce & Co., Inc.
555 Grant Street
Suite 380
Pittsburgh, Pennsylvania 15219

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant	U.S. Bancorp Fund Services, LLC
and Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, National Association
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceeded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the registrant’s Form N-CSR filed on August 5, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/11	FYE 5/31/10
Audit Fees	$22,100	$21,450
Audit-Related Fees	$0	$0
Tax Fees	$3,695	$3,585
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/11	FYE 5/31/10
Audit-Related Fees	0%	0%

	FYE 5/31/11	FYE 5/31/10
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/11	FYE 5/31/10
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed on August 5, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)	/s/ Joseph Neuberger
Joseph Neuberger, President
Date August 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph Neuberger
Joseph Neuberger, President

Date August 4, 2011

By (Signature and Title)	/s/ John Buckel
John Buckel, Treasurer

Date August 4, 2011